Exhibit 10.5 to 2010 10-Q

ASSIGNMENT AND RECHARACTERIZATION AGREEMENT

THIS ASSIGNMENT AND RECHARACTERIZATION AGREEMENT dated as of June 30, 2010 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this “Agreement”) is by and among CONVERGYS CORPORATION, an Ohio corporation (regarding the transactions evidenced by the Existing Operative Agreements, the “Existing Lessee”); the various parties listed on the signature pages hereto as existing guarantors (regarding the transactions evidenced by the Existing Operative Agreements, individually, an “Existing Guarantor” and collectively, the “Existing Guarantors”); WACHOVIA DEVELOPMENT CORPORATION, a North Carolina corporation (regarding the transactions evidenced by the Existing Operative Agreements, the “Existing Lessor”); the various financial institutions and other institutional investors listed on the signature pages hereto as existing credit note purchasers (regarding the transactions evidenced by the Existing Operative Agreements, individually, an “Existing Credit Note Purchaser” and collectively, the “Existing Credit Note Purchasers”); the various banks and other lending institutions listed on the signature pages hereto as existing mortgage lenders (regarding the transactions evidenced by the Existing Operative Agreements, individually, an “Existing Mortgage Lender” and collectively, the “Existing Mortgage Lenders” and together with the Existing Credit Note Purchasers, individually, an “Existing Debt Provider” and collectively, the “Existing Debt Providers”); WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as successor-by-merger to Wachovia Bank, National Association, as the existing agent for the Existing Primary Financing Parties and respecting the Existing Security Documents, as the existing agent for the Existing Secured Parties (regarding the transactions evidenced by the Existing Operative Agreements, the “Existing Agent”); CONVERGYS CORPORATION, an Ohio corporation (together with its successors and permitted assigns, the “Lessee”); the various entities listed on the signature pages hereto as guarantors (together with their respective successors and permitted assigns, individually, a “Guarantor” and collectively, the “Guarantors”); WACHOVIA DEVELOPMENT CORPORATION, a North Carolina corporation (together with its successors and permitted assigns, the “Lessor”); the various banks and other lending institutions listed on the signature pages hereto as credit lenders (together with their respective successors and permitted assigns, individually, a “Credit Lender” and collectively, the “Credit Lenders”); the various banks and other lending institutions listed on the signature pages hereto as mortgage lenders (together with their respective successors and permitted assigns, individually, a “Mortgage Lender” and collectively, the “Mortgage Lenders” and together with the Credit Lenders, individually, a “Lender” and collectively, the “Lenders”); WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as the agent for the Primary Financing Parties and respecting the Security Documents, as the agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Agent”).

WITNESSETH:

WHEREAS, various of the parties to this Agreement are parties to the Existing Participation Agreement, certain other Existing Operative Agreements, the Participation Agreement or certain other Operative Agreements;

WHEREAS, the Existing Debt Providers have funded the Existing Loans and the Existing Lessor has funded the Existing Lessor Advance, each in accordance with the Existing Operative Agreements;

WHEREAS, subject to the terms of this Agreement, the Existing Debt Providers have been requested to assign their entire right, title and interest in the Existing Loans and the Existing Operative Agreements to the Lenders, and the Lenders desire to accept such assignments;

WHEREAS, subject to the terms of this Agreement, the Existing Lessor has been requested to assign its entire right, title and interest in the Existing Operative Agreements to the Lessor, and the Lessor desires to accept such assignment;

WHEREAS, certain parties to this Agreement desire to amend and restate certain of the Existing Operative Agreements pursuant to the Operative Agreements in order to, among other things, reallocate the outstanding amounts among Credit Loans, Mortgage Loans and the Lessor Advance; and

WHEREAS, the relevant parties to this Agreement have agreed to modifications to the Existing Operative Agreements and such other changes that are necessary to accomplish the transaction as contemplated herein on the terms and conditions set forth herein and in the other Operative Agreements.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

AGREEMENT:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in Appendix A to the Participation Agreement and the rules of usage set forth therein shall apply herein. The following terms shall have the meanings as described below:

“Agent” shall have the meaning provided for such term in the first paragraph of this Agreement.

“Assigned Lessor Facility” shall have the meaning provided therefor in Section 3(b) of this Agreement.

“Assigned Loan Facility” shall have the meaning provided therefor in Section 3(a) of this Agreement.

“Assigning Parties” shall mean the Existing Debt Providers and the Existing Lessor.

“Code” shall mean the Internal Revenue Code of 1986 together with rules and regulations promulgated thereunder, as amended from time to time, or any successor statute thereto.

“Closing Date” shall mean June 30, 2010; provided, the conditions precedent for closing pursuant to the Operative Agreements shall have been satisfied or waived.

“Continuing Obligations” shall have the meaning provided for such term in Section 6.

“Credit Lender” shall have the meaning provided for such term in the first paragraph of this Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Existing Agent” shall have the meaning provided for such term in the first paragraph of this Agreement.

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“Existing Credit Loans” shall mean the loans provided by the Existing Credit Note Purchasers as evidenced by the Existing Credit Notes.

“Existing Credit Note Purchaser” shall have the meaning provided for such term in the first paragraph of this Agreement.

“Existing Credit Note” shall have the meaning provided for the term “Credit Note” in Appendix A to the Existing Participation Agreement.

“Existing Debt Provider” shall have the meaning provided for such term in the first paragraph of this Agreement.

“Existing Financing Parties” shall have the meaning provided for the term “Financing Parties” in Appendix A to the Existing Participation Agreement.

“Existing Guarantor” shall have the meaning provided for such term in the first paragraph of this Agreement.

“Existing Lessee” shall have the meaning provided for such term in the first paragraph of this Agreement.

“Existing Lessor” shall have the meaning provided for such term in the first paragraph of this Agreement.

“Existing Lessor Advance” shall have the meaning provided for the term “Lessor Advance” in Appendix A to the Existing Participation Agreement.

“Existing Lessor Lien” shall have the meaning provided for the term “Lessor Lien” in Appendix A to the Existing Participation Agreement.

“Existing Loans” shall mean the Existing Credit Loans and the Existing Mortgage Loans.

“Existing Mortgage Lender” shall have the meaning provided for such term in the first paragraph of this Agreement.

“Existing Mortgage Loans” shall mean the loans provided by the Existing Mortgage Lenders as evidenced by the Existing Mortgage Notes.

“Existing Mortgage Note” shall have the meaning provided for the term “Mortgage Note” in Appendix A to the Existing Participation Agreement.

“Existing Mortgage Note Loan Agreement” shall have the meaning provided for the term “Mortgage Note Loan Agreement” in Appendix A to the Existing Participation Agreement.

“Existing Note Purchase Agreement” shall have the meaning provided for the term “Note Purchase Agreement” in Appendix A to the Existing Participation Agreement.

“Existing Notes” shall mean, collectively, the Existing Mortgage Notes and the Existing Credit Notes.

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“Existing Operative Agreements” shall have the meaning provided for the term “Operative Agreements” in Appendix A to the Existing Participation Agreement.

“Existing Participation Agreement” shall mean that certain Participation Agreement dated as of June 30, 2003 (as amended, modified, extended, supplemented, restated and/or replaced prior to the date hereof) by and among the Existing Lessee, the Existing Guarantors, the Existing Lessor, the Existing Debt Providers and the Existing Agent.

“Existing Primary Financing Parties” shall have the meaning provided for the term “Primary Financing Parties” in Appendix A to the Existing Participation Agreement.

“Existing Secured Parties” shall have the meaning provided for the term “Secured Parties” in Appendix A to the Existing Participation Agreement.

“Existing Security Documents” shall have the meaning provided for the term “Security Documents” in Appendix A to the Existing Participation Agreement.

“Existing Security Filings” shall mean, collectively, the documents filed with various governmental filing offices in connection with the Existing Security Documents.

“Guarantor” shall have the meaning provided for such term in the first paragraph of this Agreement.

“Lender” shall have the meaning provided for such term in the first paragraph of this Agreement.

“Lessee” shall have the meaning provided for such term in the first paragraph of this Agreement.

“Lessor” shall have the meaning provided for such term in the first paragraph of this Agreement.

“Mortgage Lender” shall have the meaning provided for such term in the first paragraph of this Agreement.

“Operative Agreements” shall have the meaning provided for the term “Operative Agreements” in Appendix A to the Participation Agreement.

“Participation Agreement” shall mean the Amended and Restated Participation Agreement dated as of June 30, 2010 by and among the Lessee, the Guarantors, the Lessor, the Lenders and the Agent.

“Post-Assignment Transaction Parties” shall mean the Lessee, the Guarantors, the Lessor, the Credit Lenders, the Mortgage Lenders and the Agent.

“Post-Assignment Financing Parties” shall have the meaning provided for the term “Financing Parties” in Appendix A to the Participation Agreement.

“Retention of Interest” shall have the meaning provided in Section 4 of this Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

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2. Payment by the Lenders, the Lessor and the Existing Lessee; Delivery of Existing Notes. The parties to this Agreement hereby agree as follows:

(a) Payment by the Lenders, the Lessor and the Existing Lessee. On the Closing Date (subject to the satisfaction or waiver of the conditions precedent pursuant to the Participation Agreement), the Lenders and the Lessor shall pay by wire transfer (no later than 12:00 noon (Charlotte, NC time)) to the Agent (and the Agent shall be deemed to hold such amounts as the Existing Agent) the amounts for payment by such parties in Schedule 1 Part A and the Existing Lessee shall pay to the Existing Agent the amounts for payment in Schedule 1 Part B, and all such amounts shall be used to pay the entire amount owing to (i) the Existing Debt Providers regarding their respective rights and obligations in the Existing Notes, with the full amount for payment being described in Schedule 1 Part C and (ii) the Existing Lessor regarding its rights and obligations in the Existing Lessor Advances, with the full amount for payment being described in Schedule 1 Part C. On the Closing Date, and subject to the receipt by the Existing Agent of the amounts referenced in the prior sentence from the Lenders, the Lessee and the Existing Lessee, the Existing Agent (no later than 2:00 p.m. (Charlotte, NC time)) shall pay by wire transfer the amounts set forth in Schedule 1 Part C to the Existing Debt Providers and the Existing Lessor.

(b) Assignment of Existing Notes. Prior to the Closing Date, each applicable Existing Credit Note Purchaser shall deliver to Chapman and Cutler LLP (“Chapman”) the original of its respective Existing Credit Note (or if lost, a lost note affidavit in form and substance reasonably satisfactory to the Agent). Such delivery is hereby agreed to be subject to an irrevocable escrow instruction (notwithstanding any subsequent instruction to the contrary, unless agreed to in writing by the Agent, Chapman and each applicable Existing Credit Note Purchaser) providing that (x) each such Existing Credit Note or affidavit, as applicable, shall be delivered by Chapman to the Agent promptly after the Closing Date on the sole condition that the applicable Existing Credit Note Purchaser has received payment of the amounts set forth in Schedule 1 Part C and (y) Chapman shall provide to the Agent or its counsel when so requested prior to the Closing Date a copy of each such Existing Credit Note or affidavit, as applicable. Each such Existing Credit Note or affidavit, as applicable, may be marked as assigned pursuant to this Agreement but shall not be marked as paid, terminated, cancelled or with any other similar marking. The Existing Credit Note Purchasers hereby agree to promptly notify Chapman and the Agent upon receipt of the applicable amounts set forth in Schedule 1 Part C.

Prior to the Closing Date, each applicable Existing Mortgage Lender shall deliver to the Agent the original of its respective Existing Mortgage Note (or if lost, a lost note affidavit in form and substance reasonably satisfactory to the Agent). Such delivery is hereby agreed to be subject to an irrevocable escrow instruction (notwithstanding any subsequent instruction to the contrary, unless agreed to in writing by the Agent and the Existing Mortgage Lender) providing that (x) each such Existing Mortgage Note or affidavit, as applicable, shall be retained by the Agent promptly after the Closing Date on the sole condition that the applicable Existing Mortgage Lender has received payment of the amounts set forth in Schedule 1 Part C and (y) the Agent may provide to its counsel prior to the Closing Date a copy of each such Existing Mortgage Note or affidavit, as applicable. Each such Existing Mortgage Note or affidavit, as applicable, may be marked as assigned pursuant to this Agreement but shall not be marked as paid, terminated, cancelled or with any other similar marking. The Existing Mortgage Lenders hereby agree to promptly notify the Agent upon receipt of the applicable amounts set forth in Schedule 1 Part C.

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3. Terms of Assignment of Existing Notes and Existing Lessor Advances; Wire Transfers; Transfer and Assignment Complies with the Operative Agreements. The parties to this Agreement hereby agree as follows:

(a) Assignment of Existing Notes. Subject to the terms of this Agreement and provided that each Existing Debt Provider has received its applicable amounts set forth in Schedule 1 Part C (including without limitation the payments of interest, fees, breakage, make-whole amounts and other amounts referenced therein), the Existing Debt Providers hereby irrevocably sell, assign, transfer and otherwise convey to the Lenders (as a group) without recourse to any of the Existing Debt Providers, and the Lenders (as a group) hereby irrevocably purchase and assume from the Existing Debt Providers without recourse to any of the Existing Debt Providers, as of the Closing Date, all of the Existing Debt Providers’ rights and obligations under the Existing Operative Agreements (except for the rights of the Existing Debt Providers regarding the Continuing Obligations due to any of the Existing Debt Providers which shall be retained by each applicable Existing Debt Provider) (the “Assigned Loan Facility”). For clarification, the Assigned Loan Facility shall include, without limitation, the outstanding principal amount of the Existing Loans; provided, the interest, fees, breakage, make-whole amounts and other amounts payable to the Existing Debt Providers referenced in Schedule 1 Part C are for the account of each Existing Debt Provider, as applicable, and are not part of the Assigned Loan Facility.

(b) Assignment of Existing Lessor Advance. Subject to the terms of this Agreement and provided that the Existing Lessor has received its applicable amounts set forth in Schedule 1 Part C (including without limitation the payments of Lessor Yield, fees, breakage, make-whole amounts and other amounts referenced therein), the Existing Lessor hereby irrevocably sells, assigns, transfers and otherwise conveys to the Lessor without recourse to the Existing Lessor, and the Lessor hereby irrevocably purchases and assumes from the Existing Lessor without recourse to the Existing Lessor, as of the Closing Date, all of the Existing Lessor’s rights and obligations under the Existing Operative Agreements (except for the rights of the Existing Lessor regarding the Continuing Obligations due to the Existing Lessor which shall be retained by the Existing Lessor) (the “Assigned Lessor Facility”). For clarification, the Assigned Lessor Facility shall include, without limitation, the outstanding principal amount of the Existing Lessor Advance; provided, the Lessor Yield, fees, breakage, make-whole amounts and other amounts payable to the Existing Lessor referenced in Schedule 1 Part C are for the account of the Existing Lessor and are not part of the Assigned Lessor Facility.

(c) Consolidation, Substitution and Recharacterization. The Lenders, the Lessor, the Agent and the Lessee hereby agree that the amounts assigned to the Lenders pursuant to the foregoing paragraph are hereby consolidated, substituted and, to the extent necessary, recharacterized from Existing Mortgage Loans to Existing Credit Loans, such that the assigned indebtedness will result in Credit Notes and Mortgage Notes in the principal amounts set forth in Schedule 2.

(d) Assigning Party Representations and Warranties. Each Assigning Party (but excluding the Existing Lessor with respect to subsection (iii) below) represents and warrants that (i) the Assigning Party (A) is legally authorized to enter into this Agreement; (B) is not in current violation of any of its obligations under any of the Existing Operative Agreements; (C) has no knowledge of any Default or Event of Default (as such terms are defined in Appendix A to the Existing Participation Agreement) which has occurred and is continuing; (D) is the lawful owner of its right, title and interest assigned pursuant to this Agreement (including but not limited to its Existing Note or Existing Lessor Advance, as applicable) with the full right to transfer the same;

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and (E) has an outstanding principal amount equal to the amount assigned as referenced on Schedule 1 Part C; (ii) the interest being assigned by the Assigning Party hereunder is free and clear of any and all claims and encumbrances whatsoever; and (iii) attached hereto as Schedule 3 is a copy of the Existing Note of each Existing Debt Provider, as applicable, the original with to which is the only note held by or on behalf of such Existing Debt Provider with respect to the indebtedness described in the Existing Note.

Additionally, each Existing Credit Note Purchaser represents and warrants that neither the applicable Existing Credit Note Purchaser nor anyone acting on its behalf has (i) offered, transferred, pledged, sold or otherwise disposed of any Existing Credit Note, any interest in any Existing Credit Note or any other similar security to any person in any manner, (ii) solicited any offer to buy or accepted a transfer, pledge or other disposition of any Existing Credit Note, any interest in any Existing Credit Note or any other similar security from any person in any manner, (iii) otherwise approached or negotiated with respect to any Existing Credit Note, any interest in any Existing Credit Note or any other similar security with any person in any manner, (iv) made any general solicitation by means of general advertising or in any other manner, or (v) taken any other action, which (in the case of any of the acts described in clauses (i) through (v) hereof) would constitute a distribution of any Existing Credit Note under the Securities Act, or would render the disposition of any Existing Credit Note a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Existing Credit Note pursuant to the Securities Act or any state securities laws.

Other than as set forth in the prior paragraph of this Section 3(d), each Assigning Party (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Existing Operative Agreements or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Existing Operative Agreements or any other instrument or document furnished pursuant thereto; and (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any obligor or the performance by any obligor of any of their respective obligations under the Existing Operative Agreements or any other instrument or document furnished pursuant hereto or thereto. Following the execution of this Agreement, a copy of this Agreement will be delivered to the Existing Agent for acceptance by the Existing Agent pursuant to the applicable provisions of the Existing Operative Agreements; such Agreement shall be effective as of the Closing Date; provided, the Existing Agent has received payment of the amounts described in Schedule 1 Part C.

(e) Representations and Warranties of the Lenders and the Lessor. Each of the Lenders and the Lessor (i) represents and warrants that it is legally authorized to enter into this Agreement; (ii) confirms that it has received copies of the Existing Operative Agreements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; and (iii) agrees that it will, independently and without reliance upon any of the Assigning Parties or the Existing Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Existing Operative Agreements or any other instrument or document furnished pursuant hereto or thereto.

Additionally, each Lender represents and warrants that:

(i) such Lender is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act because (A) such Lender owned and/or invested on a discretionary basis $100,000,000 in securities (other than the

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excluded securities referred to below) as of the end of such Lender’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) [Such Lender must own and/or invest on a discretionary basis at least $100,000,000 in securities unless such Lender is a dealer, and, in that case, such Lender must own and/or invest on a discretionary basis at least $10,000,000 in securities.] and (B) such Lender (1) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution and (2) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding the date of sale and assignment (pursuant to the terms of this Agreement) of the Existing Credit Notes in the case of a U.S. bank, and not more than 18 months preceding such date of sale and assignment (pursuant to the terms of this Agreement) for a foreign bank or equivalent institution;

(ii) Such Lender is aware that the sale and assignment to it (pursuant to the terms of this Agreement) of its interest in the Existing Credit Notes is being made in reliance on Rule 144A. Such Lender is acquiring its interest in the Existing Credit Notes for its own account and understands that such Existing Credit Notes may be resold, pledged or transferred only (A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Securities Act;

(iii) Such Lender has been furnished with all information regarding the Existing Credit Notes and payments thereon and the Existing Operative Agreements that it has requested;

(iv) Such Lender understands that it may not sell or otherwise transfer any portion of its interest in the Existing Credit Notes except in compliance with the provisions of the Existing Note Purchase Agreement (including without limitation Sections 2, 6 and 13 thereof), which provisions it has carefully reviewed, and that the Existing Credit Notes will bear legends substantially in the form of Exhibit 1 to the Existing Note Purchase Agreement;

(v) Neither such Lender nor anyone acting on its behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Existing Credit Note, any interest in any Existing Credit Note or any other similar security to any person in any manner, (B) solicited any offer to buy or accept a pledge, disposition or other transfer of any Existing Credit Note, any interest in any Existing Credit Note or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Existing Credit Note, any interest in any Existing Credit Note or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute a distribution of any Existing Credit Note under the Securities Act, would render the disposition of any Existing Credit Note a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of any Existing Credit Note pursuant thereto. Such Lender will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Existing Credit Note;

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(vi) The term “securities” as used herein does not include (A) securities of issuers that are affiliated with such Lender, (B) securities that are part of an unsold allotment to or subscription by such Lender, if such Lender is a dealer, (C) bank deposit notes and certificates of deposit, (D) loan participations, (E) repurchase agreements, (F) securities owned but subject to a repurchase agreement and (G) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by such Lender, such Lender did not include any of the securities referred to in this paragraph;

(vii) For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by such Lender, such Lender used the cost of such securities to such Lender, unless such Lender reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, such Lender may have included securities owned by subsidiaries of such Lender, but only if such subsidiaries are consolidated with such Lender in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under such Lender’s direction. However, such securities were not included if such Lender is a majority-owned, consolidated subsidiary of another enterprise and such Lender is not itself a reporting company under the Securities Exchange Act of 1934;

(viii) Such Lender acknowledges that it is familiar with Rule 144A and understands that the Existing Credit Note Purchasers are relying and will continue to rely on the statements made herein because one or more sales to such Lender may be in reliance on Rule 144A;

(ix) Such Lender is purchasing its interest in the Existing Credit Notes (pursuant to the terms of this Agreement) only for such Lender’s own account;

(x) Such Lender will notify each of the Existing Credit Note Purchasers of any changes in the information and conclusions in Sections 3(e)(vi)-(ix) as of the effective date of the assignment of the Existing Credit Notes pursuant to this Agreement. Until such notice is given, such Lender’s purchase of its interest in the Existing Credit Notes will constitute a reaffirmation of the representations and warranties set forth in Sections 3(e)(vi)-(ix) as of the date of such purchase. In addition, such Lender agrees that it will furnish to the Existing Credit Note Purchasers any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available; and

(xi) Either (A) such Lender is not an “employee benefit plan” subject to ERISA or a “plan” described by Section 4975(e)(1) of the Code, or any entity deemed to hold plan assets of the foregoing by reason of a plan’s investment in such entity (each, a “Plan”) or (B) the statement regarding the source of funds used in such Lender’s acquisition of its interest in the Existing Credit Notes set forth on the legend to the form of Existing Credit Notes, which is attached as Exhibit 1 to the Note Purchase Agreement, is true and correct with respect to such Lender.

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(f) Wire Transfers. Wire transfers of amounts under this Agreement shall be sent pursuant to the wire transfer instructions set forth in Schedule 4; provided, notwithstanding any references to wire transfers between Wells Fargo Bank, National Association and itself or any of its Affiliates, any such transfer may be effected pursuant to intra-bank accounting entries or as such entities shall otherwise reasonably determine.

(g) Transfer and Assignment Complies with the Operative Agreements. The parties to this Agreement (i) acknowledge and agree that the transfer and assignment of the Existing Notes contemplated hereby comply in all respects with the provisions of the Existing Operative Agreements, including without limitation Section 13 of the Existing Note Purchase Agreement and the relevant provisions of the Existing Mortgage Note Loan Agreement and (ii) hereby waive the requirement to deliver any certificates, opinions or other documents otherwise required pursuant to any of the Existing Operative Agreements in connection with the purchase and sale of any interest in any Existing Note, including without limitation the certificates and opinions required in connection with the purchase and sale of any interest in any Existing Credit Note otherwise required pursuant to Section 13 of the Existing Note Purchase Agreement.

4. Retention of Interest in the Property by the Lessor. From and after the Closing Date and concurrent with the effectiveness of the assignment transactions contemplated pursuant to Section 3 of this Agreement, the Post-Assignment Transaction Parties, the Existing Lessor and the Existing Agent acknowledge that Wachovia Development Corporation, in its capacity as the Lessor, shall retain all right, title and interest in and to the Property previously held by Wachovia Development Corporation, in its capacity as the Existing Lessor, for all purposes pursuant to the Operative Agreements, in all cases free and clear of Existing Lessor Liens, including without limitation the ownership, ground lease interest and all other right, title and interest in and to the real property, personal property, improvements, fixtures, and tangible and intangible property of the Existing Lessor (the “Retention of Interest”). Subject to the last sentence of this Section 4, the Existing Lessor shall promptly cause to be taken, executed, notarized, authorized, acknowledged, consented, and delivered, as applicable, all such further acts, conveyances, documents, instruments and assurances to evidence the Retention of Interest and to otherwise effectuate the intent and purpose of this Agreement. All acts, conveyances, documents, instruments, assurances and other matters undertaken or performed pursuant to or in connection with this Section 4 shall be at the sole cost and expense of the Lessee, whether with respect to matters contemplated by this Agreement, the Existing Operative Agreements, the Operative Agreements or otherwise.

5. Renewal and Modification of Existing Security Filings and Existing Security Documents. Except as otherwise contemplated under the Operative Agreements but in all cases subject to the last sentence of this Section 5, all applicable parties to this Agreement hereby agree to (and hereby, as applicable, direct the Existing Agent and the Existing Lessor to), and all applicable parties to this Agreement (including without limitation the Existing Agent and the Existing Lessor) each agree to, promptly cause to be taken, executed, notarized, authorized, acknowledged, consented, and delivered, as applicable, all such further acts, conveyances, documents, instruments and assurances to complete the assignment and assumption transactions contemplated by this Agreement and the renewal and modification of the Existing Security Filings and the Existing Security Documents in connection with the Operative Agreements and to otherwise effectuate the intent and purpose of this Agreement. All acts, conveyances, documents, instruments, assurances and other matters undertaken or performed pursuant to or in connection with this Section 5 shall be at the sole cost and expense of the Lessee, whether with respect to matters contemplated by this Agreement, the Existing Operative Agreements, the Operative Agreements or otherwise.

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6. Amendment and Restatement of Existing Operative Agreements; Continuing Obligations. The Post-Assignment Transaction Parties agree that the applicable Existing Operative Agreements shall automatically be amended and restated pursuant to the applicable Operative Agreements as of the Closing Date and concurrent with the effectiveness of the assignment transactions contemplated pursuant to Section 3 of this Agreement. Notwithstanding the foregoing, (a) the Existing Lessee and the Existing Guarantors shall continue to be bound by the terms of the Existing Operative Agreements and the obligations thereunder which are expressly contemplated to continue subsequent to the assignment of the Existing Credit Notes, the Existing Mortgage Loans and each Existing Lessor Advance, including without limitation obligations pursuant to Section 11 of the Existing Participation Agreement (all such obligations may be referred to herein, collectively, as the “Continuing Obligations”) and (b) the beneficiaries of the Continuing Obligations shall continue to retain the benefit of the Continuing Obligations; provided, the Continuing Obligations shall no longer be secured pursuant to the Existing Security Documents.

7. Resignation of Existing Agent and Existing Lessor. The Post-Assignment Transaction Parties hereby agree that after the Existing Agent and the Existing Lessor complete their respective obligations under this Agreement, then the Existing Agent and the Existing Lessor shall be deemed to have resigned their respective capacities as “Existing Agent” and as “Existing Lessor”, as applicable, pursuant to the Existing Operative Agreements, and the Post-Assignment Transaction Parties hereby agree that such resignation shall be immediately effective notwithstanding any further or additional requirement in the Existing Operative Agreements to the contrary; provided, notwithstanding the foregoing and to the extent necessary to enforce any of the Continuing Obligations, the Post-Assignment Transaction Parties hereby agree that Wells Fargo Bank, National Association shall act as the Existing Agent and that Wachovia Development Corporation shall act as the Existing Lessor.

8. Continued Effectiveness of Operative Agreements. The Post-Assignment Transaction Parties hereby agree that all of the terms and conditions of the Operative Agreements are hereby ratified and affirmed and shall remain in full force and effect.

9. Direction to Existing Agent and Existing Lessor. Each of the Existing Agent and the Existing Lessor is hereby directed to enter into this Agreement and such other documents necessary to effectuate the intent of this Agreement.

10. Miscellaneous.

(a) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(b) Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart by telecopy shall be as effective as delivery of a manually executed counterpart hereto and shall constitute a representation that an original executed counterpart will be provided.

(c) Headings. The headings of the various articles and sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. Unless otherwise stated, references to Sections made in this Agreement shall be interpreted as references to the applicable Section herein.

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(d) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

(e) JURISDICTION, VENUE AND WAIVER OF JURY TRIAL. THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO ACTIONS AND PROCEEDINGS ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS AND SHALL APPLY TO THIS AGREEMENT AND ALL PARTIES HERETO.

(f) Further Assurances. The provisions of the Participation Agreement relating to further assurances are hereby incorporated by reference herein, mutatis mutandis and shall apply to this Agreement and all parties hereto.

(g) Agreement. This Agreement shall not be terminated, amended, supplemented, waived, modified or discharged except by an instrument in writing executed by the party against which enforcement is sought.

(h) Costs and Expenses. In connection with the preparation, execution, delivery and performance of this Agreement, the Lessee agrees to pay all reasonable costs and out-of-pocket expenses of (i) the Existing Financing Parties and (ii) the Post-Assignment Financing Parties, including without limitation in the case of the foregoing (i) and (ii) the reasonable fees and expenses of Moore & Van Allen, PLLC, Chapman and Cutler LLP, and Holland & Knight LLP.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

CONVERGYS CORPORATION, as the Existing Lessee and the Lessee

By:
Name:
Title:

[signature pages continue]

Assignment and Recharacterization Agreement

Convergys Corporation

CONVERGYS CUSTOMER MANAGEMENT GROUP INC., as an Existing Guarantor and as a Guarantor

By:
Name:
Title:

[signature pages continue]

Assignment and Recharacterization Agreement

Convergys Corporation

CONVERGYS INFORMATION MANAGEMENT GROUP INC., as an Existing Guarantor and as a Guarantor

By:
Name:
Title:

[signature pages continue]

Assignment and Recharacterization Agreement

Convergys Corporation

WACHOVIA DEVELOPMENT CORPORATION,
as the Existing Lessor and the Lessor

By:
Name:
Title:

[signature pages continue]

Assignment and Recharacterization Agreement

Convergys Corporation

METROPOLITAN LIFE INSURANCE COMPANY,
as an Existing Credit Note Purchaser

By:
Name:
Title:

[signature pages continue]

Assignment and Recharacterization Agreement

Convergys Corporation

WESTPORT INSURANCE CORPORATION (f/k/a Employers Reinsurance Corporation, as an Existing Credit Note Purchaser

By:
Name:
Title:

[signature pages continue]

Assignment and Recharacterization Agreement

Convergys Corporation

GENWORTH LIFE INSURANCE COMPANY (f/k/a General Electric Capital Assurance Company), as an Existing Credit Note Purchaser

By:
Name:
Title:

[signature pages continue]

Assignment and Recharacterization Agreement

Convergys Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor-by-merger to Wachovia Bank, National Association), as an Existing Mortgage Lender

By:
Name:
Title:

[signature pages continue]

Assignment and Recharacterization Agreement

Convergys Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor-by-merger to Wachovia Bank, National Association), as the Existing Agent

By:
Name:
Title:

[signature pages continue]

Assignment and Recharacterization Agreement

Convergys Corporation

CONVERGYS CMG UTAH, INC., as a Guarantor

By:
Name:
Title:

Encore Receivable Management, Inc., as a Guarantor

By:
Name:
Title:

INTERVOICE, INC., as a Guarantor

By:
Name:
Title:

CONVERGYS GOVERNMENT SOLUTIONS LLC, as a Guarantor

By:
Name:
Title:

[signature pages continue]

Assignment and Recharacterization Agreement

Convergys Corporation

THE BANK OF NOVA SCOTIA, as a Credit Lender

By:
Name:
Title:

[signature pages continue]

Assignment and Recharacterization Agreement

Convergys Corporation

BNP PARIBAS LEASING CORPORATION, as a Credit Lender and as a Mortgage Lender

By:
Name:
Title:

[signature pages continue]

Assignment and Recharacterization Agreement

Convergys Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Mortgage Lender

By:
Name:
Title:

[signature pages continue]

Assignment and Recharacterization Agreement

Convergys Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Agent

By:
Name:
Title:

[signature pages end]

Assignment and Recharacterization Agreement

Convergys Corporation

SCHEDULE 1

Part A:	Assignment Amounts to be Paid by Lenders and Lessor pursuant to Section 2(a) of the Assignment and Recharacterization Agreement

Party	Assignment Amount to be Paid
The Bank of Nova Scotia, as a Credit Lender	$15,000,000

BNP Paribas Leasing Corporation, as a Credit Lender	$14,000,000

Wells Fargo Bank, National Association, as a Mortgage Lender	$16,100,000

BNP Paribas Leasing Corporation, as a Mortgage Lender	$6,000,000

Wachovia Development Corporation, as the Lessor	$3,900,000

Part B:	Amounts Owed by the Existing Lessee to Existing Debt Providers and Existing Lessor pursuant to Section 2(a) of the Assignment and Recharacterization Agreement

Existing Debt Providers	Loan Interest	Fees/Breakage/Make-Whole Amount/Other	Total
Metropolitan Life Insurance Company, as a Credit Note Purchaser	$135,666.67	$0	$135,666.67

Westport Insurance Corporation (f/k/a Employers Reinsurance Corporation), as a Credit Note Purchaser	$25,437.50	$0	$25,437.50

Genworth Life Insurance Company (f/k/a General Electric Capital Assurance Company), as a Credit Note Purchaser	$25,437.50	$0	$25,437.50

Wells Fargo Bank, National Association (successor-by-merger to Wachovia Bank, National Association, as a Mortgage Lender	$8,969.37	$0	$8,969.37

Existing Lessor	Lessor Yield	Fees/Breakage/Make-Whole Amount/Other	Total
Wachovia Development Corporation	$5,734.51	$0	$5,734.51

Part C:	Assigned Loan Facility Owed to Existing Debt Providers and Assigned Lessor Facility Owed to Existing Lessor

Assigned Loan Facility

Existing Debt Providers	Loan Principal	Interest	Fees/Breakage/ Make-Whole Amount/Other	Total
Metropolitan Life Insurance Company	$32,727,272.72	$135,666.67	$0	$32,862,939.39

Westport Insurance Corporation (f/k/a Employers Reinsurance Corporation)	$6,136,363.64	$25,437.50	$0	$6,161,801.11

Genworth Life Insurance Company (f/k/a General Electric Capital Assurance Company)	$6,136,363.64	$25,437.50	$0	$6,161,801.11

Wells Fargo Bank, National Association (successor-by-merger to Wachovia Bank, National Association, as a Mortgage Lender	$6,100,000.00	$8,969.37	$0	$6,108,969.37

The Loan Principal amounts reflected above in this Part C for each of the Existing Credit Note Purchasers are the principal balances of the Existing Credit Loans due and owing after a prepayment (in the amounts set forth below) by the Existing Lessee of the Existing Credit Loans on the Closing Date:

Metropolitan Life Insurance Company	$7,272,727.28
Westport Insurance Company	$1,363,636.36
Genworth Life Insurance Company	$1,363,636.36

Assigned Lessor Facility

Existing Lessor	Lessor Advance	Lessor Yield	Fees/Breakage/ Make-Whole Amount/Other	Total
Wachovia Development Corporation	$3,900,000.00	$5,734.51	$0	$3,905,734.51

SCHEDULE 2

Amounts Owed to the Lenders and the Lessor after Assignment and Assumption of Existing Notes and Existing Lessor Advances and after Recharacterization pursuant to Section 3(d) of the Assignment and Recharacterization Agreement

Credit Lenders	Credit Loan Principal Amount
The Bank of Nova Scotia	$15,000,000
BNP Paribas Leasing Corporation	$14,000,000

Mortgage Lenders	Mortgage Loan Principal Amount
Wells Fargo Bank, National Association	$16,100,000
BNP Paribas Leasing Corporation	$6,000,000

Lessor	Lessor Advance
Wachovia Development Corporation	$3,900,000

SCHEDULE 3

Copies of Existing Notes

SCHEDULE 4

Wire Transfer Instructions

Part A:	Payments from the Lenders and the Lessor of amounts pursuant to Schedule 1 Part A

Wells Fargo Bank, National Association – Wire Instructions

Wells Fargo Bank, National Association
ABA Routing #: 053000219
Account No.: 5000000044443
Account Name: Convergys Corp.
Attention: Jessica Heflin-Knop

Part B:	Payments from the Existing Lessee of amounts from Schedule 1 Part B

Wells Fargo Bank, National Association – Wire Instructions:

Wells Fargo Bank, National Association
ABA Routing #: 053000219
Account No.: 5000000044443
Account Name: Convergys Corp.
Attention: Jessica Heflin-Knop

Part C:	Payments from Wells Fargo Bank, National Association to the Existing Debt Providers and the Existing Lessor

Metropolitan Life Insurance Company – Wire Instructions:

Bank Name: JPMorgan Chase Bank
ABA Routing #: 021-000-021
Account No.: 002-2-410591
Account Name: Metropolitan Life Insurance Company
Ref: Convergys Synthetic Lease

Westport Insurance Corporation (f/k/a Employers Reinsurance Corporation – Wire Instructions):

Chase Bank
One Chase Manhattan Plaza
New York, New York 10081
ABA No. 021-000-021
Account: Bond Interest
Account No. 9009002859
FFC Acct Name: ERC Total Return PP (TRPP) and Account #G10185
Reference: Convergys Corporation

Genworth Life Insurance Company – Wire Instructions:

The Bank of New York
ABA #021000018
A/C # IOC564
A/C Name: Redemptions Suspense
FFC GLIC 127459 REF PPN 92977@AB0

Wells Fargo Bank, National Association – Payment Instructions:

Payment to be made pursuant to intra-bank accounting entries or as such entities shall otherwise reasonably determine

Wachovia Development Corporation – Payment Instructions:

Payment to be made pursuant to intra-bank accounting entries or as such entities shall otherwise reasonably determine